[Pioneer Logo] Pioneer
                                                            Investments[TMreg]
Pioneer
Real Estate
Shares

-------------------------------
 ANNUAL REPORT 12/31/00
-------------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                      1

Portfolio Summary                                              2

Performance Update                                             3

Portfolio Management Discussion                                7

Schedule of Investments                                       10

Financial Statements                                          12

Notes to Financial Statements                                 20

Report of Independent Public Accountants                      25

Results of Shareowner Meeting                                 26

Trustees, Officers and Service Providers                      27

Programs and Services for Pioneer Shareowners                 28

Pioneer Real Estate Shares

LETTER FROM THE PRESIDENT 12/31/00

Dear Shareowner,
--------------------------------------------------------------------------------

The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments[RegTM]. The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.


Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/00
--------------------------------------------------------------------------------

Portfolio  Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Start Pie Chart]

U.S. Common Stocks               90%
International Common Stocks       2%
Short-Term Cash Equivalents       8%

[End Pie Chart]

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Start Pie Chart]

Real Estate Investment Trust     94%
Hotels & Restaurants              3%
Real-Estate Services              3%

[End Pie Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Equity Office Properties      8.19%         6. Duke-Weeks Realty Corp.       4.18%
     Trust
  2. Equity Residential            6.07          7. Essex Property Trust, Inc.    4.12
     Property Trust
  3. AvalonBay Communities Inc.    4.44          8. Prentiss Properties Trust     4.06
  4. Reckson Associates            4.34          9. Cousins Properties, Inc.      3.68
     Realty Corp.
  5. Archstone Communities         4.19         10. Liberty Property Trust        3.58
     Trust

  Fund holdings will vary for other periods.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/00       12/31/99
                             $15.04         $12.18

 Distributions per Share     Income         Short-Term          Long-Term
 (12/31/99 - 12/31/00)++     Dividends      Capital Gains       Capital Gains
                             $0.494              -                    -


++ The Fund also paid non-taxable distributions of $0.143 per share.

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


 Average Annual Total Returns
 (As of December 31, 2000)

                Net Asset      Public Offering
 Period           Value             Price*
 Life-of-Fund      8.06%             7.17%
 (10/25/93)
 5 Years          10.06              8.77
 1 Year           29.31             21.90

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain chart]

                   Pioneer
                 Real Estate                        Wilshire Real Estate
                   Shares*          S&P 500 Index     Securities Index
10/93               $9,425             $10,000             $10,000
                    $9,184             $10,037              $9,553
                    $9,409              $9,701              $9,884
12/94               $9,206             $10,175              $9,709
                    $9,558             $12,225             $10,170
                   $10,321             $13,985             $11,034
                   $10,858             $15,394             $12,046
12/96              $14,083             $17,186             $15,103
                   $14,839             $20,725             $16,088
                   $16,863             $22,914             $18,093
                   $15,773             $26,965             $17,133
12/98              $13,528             $29,449             $14,941
                   $14,191             $33,087             $15,954
                   $12,892             $35,632             $14,464
                   $14,787             $35,472             $16,665
12/00              $16,669             $32,385             $18,910

[End mountain chart]

+ Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/00       12/31/99
                             $14.94         $12.11

 Distributions per Share     Income         Short-Term          Long-Term
 (12/31/99 - 12/31/00)++     Dividends      Capital Gains       Capital Gains
                             $0.431              -                   -


++ The Fund also paid non-taxable distributions of $0.129 per share.

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

 Average Annual Total Returns
 (As of December 31, 2000)

 Period           If Held         If Redeemed*
 Life-of-Fund       9.32%             9.03%
 (1/31/96)
 1 Year            28.50             24.50

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Mountain chart]

                   Pioneer
                 Real Estate                        Wilshire Real Estate
                   Shares*          S&P 500 Index     Securities Index
 1/96              $10,000            $10,000             $10,000
                   $10,108            $10,203             $10,281
                   $10,427            $10,660             $10,768
                   $11,555            $10,987             $11,404
12/96              $13,481            $11,902             $13,501
                   $13,628            $12,223             $13,749
                   $14,156            $14,352             $14,381
                   $16,260            $15,426             $16,198
12/97              $16,023            $15,868             $16,174
                   $15,872            $18,076             $16,052
                   $14,945            $18,673             $15,315
                   $12,844            $16,818             $13,484
12/98              $12,761            $20,393             $13,356
                   $11,903            $21,407             $12,893
                   $13,329            $22,913             $14,261
                   $12,174            $21,482             $12,900
12/99              $12,065            $24,675             $12,930
                   $12,338            $25,236             $13,293
                   $13,797            $24,564             $14,897
                   $15,009            $24,329             $16,159
12/00              $15,304            $22,427             $16,904

[End mountain chart]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/00       12/31/99
                             $14.96         $12.12

 Distributions per Share     Income         Short-Term          Long-Term
 (12/31/99 - 12/31/00)++     Dividends      Capital Gains       Capital Gains
                             $0.419               -                   -

++ The Fund also paid non-taxable distributions of $0.124 per share.

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of December 31, 2000)

Period         If Held     If Redeemed*
Life-of-Fund     9.31%         9.31%
(1/31/96)
1 Year          28.42         28.42

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Mountain chart]

                   Pioneer
                 Real Estate                        Wilshire Real Estate
                   Shares*          S&P 500 Index     Securities Index
 1/96              $10,000            $10,000             $10,000
                   $10,108            $10,203             $10,281
                   $10,418            $10,660             $10,768
                   $11,545            $10,987             $11,404
12/96              $13,476            $11,902             $13,501
                   $13,613            $12,223             $13,749
                   $14,150            $14,352             $14,381
                   $16,252            $15,426             $16,198
12/97              $16,019            $15,868             $16,174
                   $15,867            $18,076             $16,052
                   $14,941            $18,673             $15,315
                   $12,840            $16,818             $13,484
12/98              $12,754            $20,393             $13,356
                   $11,897            $21,407             $12,893
                   $13,312            $22,913             $14,261
                   $12,158            $21,482             $12,900
12/99              $12,064            $24,675             $12,930
                   $12,326            $25,236             $13,293
                   $13,804            $24,564             $14,897
                   $14,995            $24,329             $16,159
12/00              $15,493            $22,427             $16,904

[End mountain chart]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/00       12/31/99
                             $15.01         $12.16

Distributions per Share      Income         Short-Term          Long-Term
(12/31/99 - 12/31/00)++      Dividends      Capital Gains       Capital Gains
                             $0.547               -                   -

++ The Fund also paid non-taxable distributions of $0.167 per share.

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns*
(As of December 31, 2000)

Period         If Held     If Redeemed
Life-of-Fund     0.46%         0.46%
(4/9/98)
1 Year          29.99         29.99

* Assumes reinvestment of distributions.

[Mountain chart]

                   Pioneer
                 Real Estate                        Wilshire Real Estate
                   Shares*          S&P 500 Index     Securities Index
 4/98              $10,000            $10,000             $10,000
                    $9,720            $10,237              $9,852
                    $8,383             $9,220              $8,673
12/98               $8,361            $11,180              $8,591
                    $7,828            $11,736              $8,293
                    $8,791            $12,561              $9,173
                    $8,059            $11,777              $8,298
12/99               $8,018            $13,527              $8,317
                    $8,219            $13,835              $8,550
                    $9,227            $13,467              $9,582
                   $10,062            $13,337             $10,394
12/00              $10,423            $12,295             $10,873

[End mountain chart]

+ Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94% REITs (equity and hybrid) and 6% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00

Amidst major setbacks in many sectors of the stock market, real-estate investment trusts (REITs) delivered their best performance since 1997, as risk-averse investors exhibited a back-to-basics, value-conscious strategy. Since most of their earnings are paid out as dividends, REITs offered the stability of bonds as well as the capital appreciation of stocks during a year that has come to be regarded as one of the most extraordinary and volatile years on record. In the following interview, portfolio manager Jeff Caira discusses the interplay of factors that lifted Pioneer Real Estate Shares' performance for the 12 months ended December 31, 2000.

Q: Did the Fund participate favorably in the real estate rally?

A: Most definitely. The Fund outperformed more than half of the 144 real estate funds tracked by Lipper, Inc. Total return at net asset value for the Fund's Class A shares was 29.31% for the 12 months ended December 31 - well in excess of the Lipper category average return of 25.62%. (Lipper is an independent firm that measures mutual fund performance.) Class B and C shares posted gains of 28.50% and 28.42%, respectively, at net asset value. The Wilshire Real Estate Securities Index, the Fund's benchmark, returned 30.74% for the same period.

Q: What accounts for the Fund's strong returns?

A: While real estate investments generally performed well for much of the year, we believe effective stock picking and strategic sector allocations helped the Fund participate more fully in the rally. Our decision to overweight office/industrial and multi-family housing was very positive, since these two sectors excelled within the real estate industry. Although the Fund only had a small weighting in the top-performing lodging sector, its holdings there also did quite well. The Fund's reduced exposure to retail REITs also proved advantageous, as this sector's performance fell short of the real estate industry's average return.

   More generally speaking, however, the real estate industry benefited from several factors in 2000 - including rising rental revenues, supply/ demand dynamics generally in equilibrium and relatively predictable cash flows. Furthermore, the diversification benefits of REITs held

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                         (continued)

   strong appeal in the aftermath of the sharp correction in technology stocks. Historically, REITs have not moved in step with the broader stock market and have demonstrated less price volatility than other equity sectors


Q: Is the outlook for office/industrial and multi-family housing REITs still encouraging?

A: Prospects for both sectors remain very positive even in the face of a slowing economy, particularly since many of the Fund's holdings are located in fast-growing markets with high barriers to entry - primarily in the Northeast and West Coast. Office REITs can secure relatively stable income and high earnings growth since leases are typically for five to 10 years. The contractual rent agreement can lock in increases despite short-term economic bumps. Furthermore, in spite of the doubling of lease rates in strong central business districts such as San Francisco, we're seeing vacancy rates below national averages. One of the Fund's top-performing holdings, Mission West Properties, manages offices in Silicon Valley. Equity Office Properties Trust, the Fund's largest position, operates in 37 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets. This REIT owns about three percent of the office space in the country.

   The multi-family sector is supported by several compelling factors - including low unemployment, which is fostering strong renter demand. There are pockets of overbuilding but, by and large, the sector's supply/demand dynamics appear to be in equilibrium. Location remains an important consideration - one that keeps our strategy focused on markets where the demand is expected to be greater than new supply.

Q: Are you concerned about retail REITs in light of the slowing U.S. economy?

A: Very much so, and this trepidation accounts for the Fund's low weighting in this sector relative to its benchmark, the Wilshire Real Estate Securities Index. For much of the year, retail REITs were overshadowed by several bankruptcy announcements by major retailers and the perception that internet retailers may be attracting business away from brick and mortar stores. Interestingly, shopping centers and

Pioneer Real Estate Shares

   regional malls still turned in historically strong performance for the year (15% and 23%, respectively). Nevertheless, by December, falling consumer confidence and investor fears of lackluster holiday sales tarnished what would have otherwise been a stellar year for the sector.

Q: Are you taking steps to make the portfolio more recession proof in 2001?

A: Yes, I have made some minor modifications to better align the portfolio with our view of the best investment opportunities this year. For example, we sold the Fund's entire position in Entertainment Properties Trust, which manages a chain of movie theater properties. Several movie theater companies are experiencing financial difficulties, due to over-capacity of movie screens. When the supply of movie theaters comes back into equilibrium, we will revisit the sector. On the buy side, we increased the Fund's exposure to the self-storage sector. These REITs offer compelling valuations and are considered to be somewhat recession resistant.

   Generally speaking, the portfolio remains focused on companies with the right combination of assets, positive supply/demand dynamics, strong balance sheets and sound management. I believe valuation, or the relative price of a REIT, will become more important for investors in 2001 given the strong appreciation we witnessed last year. Furthermore, income will likely play a greater role (earnings growth less so) in the Fund's performance in 2001. This outlook may dictate investigation of new markets, both on a geographic and property type basis.

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/00

Shares                                                              Value
              COMMON STOCKS - 92.4%
              Consumer Cyclicals - 3.1%
              Lodging - Hotels - 3.1%
   75,000     Starwood Hotels & Resorts                     $2,643,750
                                                            ----------
              Total Consumer Cyclicals                      $2,643,750
                                                            ----------
              Financials - 89.3%
              Real Estate Investment Trusts - 86.8%
   53,000     Apartment Investment & Management Co.         $2,646,688
   38,000     AMB Property Corp.                               980,875
   25,500     Arden Realty Group, Inc.                         640,688
  129,800     Archstone Communities Trust                    3,342,350
   70,600     AvalonBay Communities, Inc.                    3,538,825
   78,800     Brandywine Realty Trust                        1,630,175
   55,000     Boston Properties, Inc.                        2,392,500
   35,000     Camden Property Trust                          1,172,500
   56,200     Charles E. Smith Residential Realty, Inc.      2,641,400
    7,000     Corporate Office Properties                       69,563
  105,000     Cousins Properties, Inc.                       2,933,438
  135,400     Duke-Weeks Realty Corp.                        3,334,225
  200,182     Equity Office Properties Trust                 6,530,938
   87,500     Equity Residential Property Trust              4,839,844
   60,000     Essex Property Trust, Inc.                     3,285,000
   74,400     Franchise Finance Corporation of America       1,734,450
    5,000     First Industrial Realty Trust, Inc.              170,000
   50,800     Gables Residential Trust                       1,422,400
   25,500     General Growth Properties, Inc.                  922,781
   52,300     Home Properties of New York, Inc.              1,461,131
  164,350     Host Marriott Corp.                            2,126,278
   20,100     Kimco Realty Corp.                               888,169
   28,800     Innkeepers USA Trust                             318,600
  100,000     Liberty Property Trust                         2,856,250
   75,500     The Macerich Co.                               1,448,656
   20,000     MeriStar Hospitality Corporation                 393,750
   96,200     Mission West Properties, Inc.                  1,334,775
   48,200     Parkway Properties, Inc.                       1,430,938
   86,300     ProLogis Trust                                 1,920,175
  120,000     Prentiss Properties Trust                      3,232,500
  103,800     Public Storage, Inc.                           2,523,638
    5,427     Public Storage, Inc. (Series A)                  122,108

10   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares


Shares                                                                    Value
                    Real Estate Investment Trusts - (continued)
       137,900      Reckson Associates Realty Corp.                 $ 3,456,119
        81,000      Simon DeBartolo Group, Inc.                       1,944,000
        38,700      Spieker Properties, Inc.                          1,939,838
        20,000      Storage USA, Inc.                                   635,000
        68,000      Vornado Realty Trust                              2,605,250
                                                                    -----------
                                                                    $74,865,815
                                                                    -----------
                    Real Estate Services - 2.5%
       145,000      Trizec Hahn Corp.                               $ 2,193,121
                                                                    -----------
                    Total Financials                                $77,058,936
                                                                    -----------
                    Total Common Stock
                    (Cost $64,839,239)                              $79,702,686
                                                                    -----------
Principal
Amount
                    TEMPORARY CASH INVESTMENTS - 7.6 %
                    Commercial Paper - 7.6 %
    $4,186,000      Citigroup Inc., 6.40%, 1/03/01                  $ 4,186,000
     2,350,000      HFC, 6.40%, 1/02/01                               2,350,000
                                                                    -----------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $6,536,000)                               $ 6,536,000
                                                                    -----------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $71,375,239)(a)(b)                        $86,238,686
                                                                    -----------

(a) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $72,609,334 was as follows:

      Aggregate gross unrealized gain for all investments in
        which  there is an excess of value over tax cost            $14,769,043
      Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value              (1,139,691)
                                                                    -----------
      Net unrealized gain                                           $13,629,352
                                                                    -----------

(b) At December 31, 2000, the Fund had a net capital loss carryforward of $15,505,059 which will expire between 2007 and 2008 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000, aggregated $19,081,624 and $32,773,321, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares
BALANCE SHEET 12/31/00

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $6,536,000) (cost $71,375,239)                                        $86,238,686
  Cash                                                                           217,124
  Receivables -
   Fund shares sold                                                              385,766
   Dividends and interest                                                        453,066
  Other                                                                           24,166
                                                                             -----------
     Total assets                                                            $87,318,808
                                                                             -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $   491,890
   Fund shares repurchased                                                       103,745
  Due to affiliates                                                              155,183
  Accrued expenses                                                                93,125
  Other expenses                                                                  25,000
                                                                             -----------
     Total liabilities                                                       $   868,943
                                                                             -----------
NET ASSETS:
  Paid-in capital                                                            $88,325,894
  Accumulated undistributed net investment income                                162,719
  Accumulated net realized loss on investments                               (16,902,195)
  Net unrealized gain on investments                                          14,863,447
                                                                             -----------
     Total net assets                                                        $86,449,865
                                                                             -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $43,129,055/2,867,798 shares)                            $     15.04
                                                                             -----------
  Class B (based on $35,848,219/2,399,060 shares)                            $     14.94
                                                                             -----------
  Class C (based on $6,276,281/419,614 shares)                               $     14.96
                                                                             -----------
  Class Y (based on $1,196,310/79,698 shares)                                $     15.01
                                                                             -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $     15.96
                                                                             -----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS
For the Year Ended 12/31/00

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,899)       $4,655,687
  Interest                                                     191,252
                                                            ----------
    Total investment income                                                  $ 4,846,939
                                                                             -----------
EXPENSES:
  Management fees                                           $  624,420
  Transfer agent fees
   Class A                                                     159,188
   Class B                                                     118,742
   Class C                                                      23,798
   Class Y                                                         404
  Distribution fees
   Class A                                                      88,135
   Class B                                                     317,076
   Class C                                                      63,119
  Custodian fees                                                22,384
  Registration fees                                             24,270
  Professional fees                                             34,979
  Printing                                                      35,571
  Fees and expenses of nonaffiliated trustees                   12,998
  Miscellaneous                                                 39,525
                                                            ----------
    Total expenses                                                           $ 1,564,609
    Less fees paid indirectly                                                    (13,498)
                                                                             -----------
    Net expenses                                                             $ 1,551,111
                                                                             -----------
     Net investment income                                                   $ 3,295,828
                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                           $  (363,316)
  Change in net unrealized loss on investments                                16,390,369
                                                                             -----------
   Net gain on investments                                                   $16,027,053
                                                                             -----------
   Net increase in net assets resulting from operations                      $19,322,881
                                                                             -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/00 and 12/31/99

                                                           Year Ended          Year Ended
FROM OPERATIONS:                                             12/31/00            12/31/99
Net investment income                                     $  3,295,828        $  4,432,587
Net realized loss on investments                              (363,316)        (17,501,018)
Change in net unrealized gain or loss on investments        16,390,369           6,993,707
                                                          ------------        ------------
   Net increase (decrease) in net assets resulting
     from operations                                      $ 19,322,881        $ (6,074,724)
                                                          ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.50 and $0.60 per share, respectively)       $ (1,401,089)       $ (2,343,384)
  Class B ($0.43 and $0.49 per share, respectively)           (998,029)         (1,575,423)
  Class C ($0.42 and $0.48 per share, respectively)           (190,584)           (318,887)
  Class Y ($0.55 and $0.70 per share, respectively)            (37,220)            (54,605)
Tax return of capital:
  Class A ($0.14 and $0.05 per share, respectively)           (406,207)           (182,770)
  Class B ($0.13 and $0.05 per share, respectively)           (297,879)           (145,798)
  Class C ($0.12 and $0.05 per share, respectively)            (56,600)            (30,935)
  Class Y ($0.16 and $0.05 per share, respectively)            (11,411)             (3,998)
                                                          ------------        ------------
Total distributions to shareowners                        $ (3,399,019)       $ (4,655,800)
                                                          ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 20,540,504        $ 16,875,294
Reinvestment of distributions                                2,676,739           3,580,646
Cost of shares repurchased                                 (33,346,469)        (66,192,745)
                                                          ------------        ------------
  Net decrease in net assets resulting from fund
    share transactions                                    $(10,129,226)       $(45,736,805)
                                                          ------------        ------------
  Net increase (decrease) in net assets                   $  5,794,636        $(56,467,329)
NET ASSETS:
Beginning of year                                           80,655,229         137,122,558
                                                          ------------        ------------
End of year (including accumulated undistributed net
  investment income of $162,719 and $0, respectively)     $ 86,449,865        $ 80,655,229
                                                          ------------        ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

                                     '00 Shares     '00 Amount            '99 Shares      '99 Amount
CLASS A
Shares sold                             586,103     $ 8,149,923              623,783     $  8,422,575
Reinvestment of distributions           115,601       1,585,422              173,426        2,171,157
Less shares repurchased              (1,127,239)    (14,866,514)          (2,526,596)     (32,864,849)
                                     ----------     -----------           ----------     ------------
  Net decrease                         (425,535)    $(5,131,169)          (1,729,387)    $(22,271,117)
                                     ----------     -----------           ----------     ------------
CLASS B
Shares sold                             758,841     $10,629,443              527,672     $  6,976,256
Reinvestment of distributions            63,402         868,292               89,725        1,114,430
Less shares repurchased              (1,152,755)    (15,029,445)          (2,027,763)     (25,979,704)
                                     ----------     -----------           ----------     ------------
  Net decrease                         (330,512)    $(3,531,710)          (1,410,366)    $(17,889,018)
                                     ----------     -----------           ----------     ------------
CLASS C
Shares sold                              89,453     $ 1,205,945               94,553     $  1,241,257
Reinvestment of distributions            12,839         174,413               19,047          236,429
Less shares repurchased                (224,580)     (2,947,955)            (523,887)      (6,726,348)
                                     ----------     -----------           ----------     ------------
  Net decrease                         (122,288)    $(1,567,597)            (410,287)    $ (5,248,662)
                                     ----------     -----------           ----------     ------------
CLASS Y
Shares sold                              39,929     $   555,193               17,906     $    235,206
Reinvestment of distributions             3,515          48,612                4,710           58,630
Less shares repurchased                 (38,398)       (502,555)             (49,137)        (621,844)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)                 5,046     $   101,250              (26,521)    $   (328,008)
                                     ----------     -----------           ----------     ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/00

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                       12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of year                            $ 12.18      $ 13.46       $ 17.81    $  15.52      $ 12.02
                                                              -------      -------       -------     -------       ------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.64      $  0.65       $  0.56    $   0.41      $  0.42
 Net realized and unrealized gain (loss) on investments          2.86        (1.28)        (4.05)       2.61         3.82
                                                              -------      -------       -------     -------       ------
   Net increase (decrease) from investment operations         $  3.50      $ (0.63)      $ (3.49)   $   3.02      $  4.24
Distributions to shareowners:
 Net investment income                                          (0.50)       (0.60)        (0.51)      (0.36)      (0.40)
 In excess of net investment income                                 -            -             -           -           -
 Net realized gain                                                  -            -         (0.27)      (0.23)      (0.34)
 Tax return of capital                                          (0.14)       (0.05)        (0.08)      (0.14)          -
                                                              -------      -------       -------     -------       ------
Net increase (decrease) in net asset value                    $  2.86      $ (1.28)      $ (4.35)   $   2.29      $  3.50
                                                              -------      -------       -------     -------       ------
Net asset value, end of year                                  $ 15.04      $ 12.18       $ 13.46    $  17.81      $ 15.52
                                                              -------      -------       -------     -------       ------
Total return*                                                   29.31%       (4.70)%      (19.77)%     19.74%      36.45%
Ratio of net expenses to average net assets+                     1.65%        1.69%         1.69%       1.65%       1.71%
Ratio of net investment income to average net assets+            4.56%        4.45%         3.29%       2.51%       3.52%
Portfolio turnover rate                                            25%          39%           11%         28%         47%
Net assets, end of year (in thousands)                        $43,129      $40,113       $67,619    $115,772     $72,572
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.65%        1.83%         1.69%       1.65%       2.09%
 Net investment income                                           4.56%        4.31%         3.29%       2.51%       3.14%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    1.63%        1.67%         1.67%       1.63%       1.69%
 Net investment income                                           4.58%        4.47%         3.31%       2.53%       3.54%

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/00

                                                             Year Ended   Year Ended   Year Ended   Year Ended    1/31/96 to
CLASS B                                                       12/31/00     12/31/99     12/31/98     12/31/97      12/31/96
Net asset value, beginning of period                          $ 12.11      $ 13.38       $ 17.70     $ 15.45       $ 12.09
                                                              -------      -------       -------     -------       -------
Increase from investment operations:
 Net investment income                                        $  0.52      $  0.52       $  0.45     $  0.28       $  0.35
 Net realized and unrealized gain (loss) on investments          2.87        (1.25)        (4.03)       2.60          3.73
                                                              -------      -------       -------     -------       -------
   Net increase (decrease) from investment operations         $  3.39      $ (0.73)      $ (3.58)    $  2.88       $  4.08
Distributions to shareowners:
 Net investment income                                          (0.43)       (0.49)        (0.42)      (0.29)        (0.35)
 In excess of net investment income                                 -            -             -           -         (0.03)
 Net realized gain                                                  -            -         (0.27)      (0.23)        (0.34)
 Tax return of capital                                          (0.13)       (0.05)        (0.05)      (0.11)            -
                                                              -------      -------       -------     -------       -------
Net increase (decrease) in net asset value                    $  2.83      $ (1.27)      $ (4.32)    $  2.25       $  3.36
                                                              -------      -------       -------     -------       -------
Net asset value, end of period                                $ 14.94      $ 12.11       $ 13.38     $ 17.70       $ 15.45
                                                              -------      -------       -------     -------       -------
Total return*                                                   28.50%       (5.45)%      (20.36)%     18.85%        34.81%
Ratio of net expenses to average net assets+                     2.39%        2.45%         2.45%       2.39%         2.33%**
Ratio of net investment income to average net assets+            3.82%        3.75%         2.77%       1.82%         3.73%**
Portfolio turnover rate                                            25%          39%           11%         28%           47%
Net assets, end of period (in thousands)                      $35,848      $33,069       $55,407     $82,695       $26,379
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    2.39%        2.59%         2.45%       2.39%         2.45%**
 Net investment income                                           3.82%        3.61%         2.77%       1.82%         3.61%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    2.38%        2.44%         2.44%       2.36%         2.30%**
 Net investment income                                           3.83%        3.76%         2.78%       1.85%         3.76%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/00

                                                             Year Ended   Year Ended    Year Ended   Year Ended    1/31/96 to
CLASS C                                                       12/31/00     12/31/99      12/31/98     12/31/97      12/31/96
Net asset value, beginning of period                           $ 12.12       $13.37       $ 17.70      $ 15.46       $12.09
                                                               -------       ------       -------      -------       ------
Increase from investment operations:
 Net investment income                                         $  0.51       $ 0.52       $  0.45      $  0.29       $ 0.34
 Net realized and unrealized gain (loss) on investments           2.87        (1.24)        (4.04)        2.59         3.73
                                                               -------       ------       -------      -------       ------
   Net increase (decrease) from investment operations             3.38       $(0.72)      $ (3.59)     $  2.88       $ 4.07
Distributions to shareowners:
 Net investment income                                           (0.42)       (0.48)        (0.42)       (0.30)       (0.34)
 In excess of net investment income                                  -            -             -            -        (0.02)
 Net realized gain                                                   -            -         (0.27)       (0.23)       (0.34)
 Tax return of capital                                           (0.12)       (0.05)        (0.05)       (0.11)           -
                                                               -------       ------       -------      -------       ------
Net increase (decrease) in net asset value                     $  2.84       $(1.25)      $ (4.33)     $  2.24       $ 3.37
                                                               -------       ------       -------      -------       ------
Net asset value, end of period                                 $ 14.96       $12.12       $ 13.37      $ 17.70       $15.46
                                                               -------       ------       -------      -------       ------
Total return*                                                    28.42%       (5.41)%      (20.38)%      18.86%       34.76%
Ratio of net expenses to average net assets +                     2.40%        2.52%         2.41%        2.35%        2.35%**
Ratio of net investment income to average net assets +            3.78%        3.63%         2.67%        1.88%        3.66%**
Portfolio turnover rate                                             25%          39%           11%          28%          47%
Net assets, end of period (in thousands)                       $ 6,276       $6,566       $12,735      $24,227       $6,699
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                     2.40%        2.66%         2.41%        2.35%        2.48%**
 Net investment income                                            3.78%        3.49%         2.67%        1.88%        3.53%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                     2.38%        2.51%         2.40%        2.32%        2.32%**
 Net investment income                                            3.80%        3.64%         2.68%        1.91%        3.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/00

                                                     Year Ended     Year Ended       4/9/98 to
CLASS Y                                               12/31/00       12/31/99         12/31/98
Net asset value, beginning of period                   $ 12.16        $13.46          $ 17.52
                                                       -------        ------          -------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.72        $ 0.70          $  0.47
 Net realized and unrealized gain (loss) on
   investments                                            2.84         (1.25)           (3.76)
                                                       -------        ------          -------
   Net increase (decrease) from investment
     operations                                        $  3.56        $(0.55)         $ (3.29)
Distributions to shareowners:
 Net investment income                                   (0.55)        (0.70)           (0.44)
 Net realized gain                                           -             -            (0.27)
 Tax return of capital                                   (0.16)        (0.05)           (0.06)
                                                       -------        ------          -------
Net increase (decrease) in net asset value             $  2.85        $(1.30)         $ (4.06)
                                                       -------        ------          -------
Net asset value, end of period                         $ 15.01        $12.16          $ 13.46
                                                       -------        ------          -------
Total return*                                            29.99%        (4.10)%         (18.78)%
Ratio of net expenses to average net assets+              1.02%         1.10%            1.21%**
Ratio of net investment income to average
  net assets+                                             5.16%         5.14%            4.31%**
Portfolio turnover rate                                     25%           39%              11%
Net assets, end of period (in thousands)               $ 1,196        $  907          $ 1,362
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
 Net expenses                                             1.02%         1.24%            1.21%**
 Net investment income                                    5.16%         5.00%            4.31%**
Ratios assuming waiver of management fees by PIM
  and reduction for fees paid indirectly:
 Net expenses                                             1.02%         1.10%            1.21%**
 Net investment income                                    5.16%         5.14%            4.31%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
 ** Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    19

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/00

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date. Interest income, including interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Real Estate Shares

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

  At December 31, 2000, the Fund reclassified $500,719 and $5,468 from accumulated undistributed net investment income to accumulated

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/00                             (continued)

   net realized loss on investments and paid-in capital, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano, S.p.A. (UniCredito Italiano). PFD earned $6,039 in underwriting commissions on the sale of fund shares during the year ended December 31, 2000.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2000, $56,460 was payable to PIM related to management fees, administrative and certain other services.

Pioneer Real Estate Shares

3. Transfer Agent

Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $55,941 in transfer agent fees payable to PSC at December 31, 2000.


4. Distribution Plans

The Fund adopted a Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,782 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $231,418 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $13,498 under such arrangements.

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/00                             (continued)

6. Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2000, the Fund had no borrowings under this agreement.

Pioneer Real Estate Shares
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Real Estate Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 2000, results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 9, 2001

Pioneer Real Estate Shares
RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Real Estate Shares held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc., on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 -- To approve a new management contract.

   Affirmative         Against            Abstain
3,851,055.176        107,839.072        101,437.732

Proposal 2 -- To elect trustees.

Nominee               Affirmative          Withheld
M.K. Bush            3,945,515.095        114,816.095
J.F. Cogan, Jr.      3,938,293.704        122,038.276
Dr. R. H. Egdahl     3,955,902.573        104,429.407
M.B.W. Graham        3,957,979.905        102,352.075
M.A. Piret           3,956,802.885        103,529.095
D.D. Tripple         3,938,257.914        122,074.066
S.K. West            3,957,174.795        103,157.185
J. Winthrop          3,952,299.144        108,032.836

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          David D. Tripple, Executive Vice President
Blake Eagle                           Vincent Nave, Treasurer
Richard H. Egdahl, M.D.               Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Pioneer Real Estate Shares
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months of your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Real Estate Shares

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER
 Investments(R)
 LOGO]

   Pioneer Investment Management,  Inc.                           9620-00-0201
   60 State Street                         (C) Pioneer Funds Distributor, Inc.
   Boston, Massachusetts 02109             Underwriter of Pioneer Mutual Funds
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